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                              AMENDMENT NO. 1 TO
                           ASSOCIATED HOLDINGS, INC.
                       1992 MANAGEMENT STOCK OPTION PLAN


          This Amendment No. 1 to Associated Holdings, Inc. 1992 Management
Stock Option Plan (the "Amendment"), dated as of March __, 1995, amends the
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Associated Holdings, Inc. 1992 Management Stock Option Plan, dated as of January
31, 1992 (the "Plan").  Unless otherwise defined herein, capitalized terms used
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herein shall have the meanings given them in the Plan.

                                   RECITALS
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          WHEREAS, Associated Holdings, Inc., a Delaware corporation

("Associated"), created and adopted the Plan effective as of January 31, 1992;
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          WHEREAS, on the date hereof, Associated has merged (the "Merger") with
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and into United Stationers Inc., a Delaware corporation and majority owned subsidiary of Associated (the "Company"), with the Company surviving; and
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          WHEREAS, the Company, as successor-in-interest to Associated, deems it desirable to amend the Plan, effective as of the effective time of the Merger (the "Effective Time"), pursuant to Section 10 thereof as set forth herein;
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          NOW, THEREFORE, the Plan is amended as of the Effective Time as follows:

          1.   Amendment of Name of Plan.
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          (a)  The name of the Plan shall be "United Stationers Inc. Management
Stock Option Plan".

          2.   Amendment of Section 1.
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          (a)  The first sentence of Section 1 of the Plan shall be amended to read in its entirety as follows:

               United Stationers Inc., a Delaware corporation (the "Company"), by means of this Management Stock Option Plan (the "Plan"), desires to afford certain of its directors, key employees and the key employees of any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired who are responsible for the continued growth of the
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          Company an opportuity to acquire a proprietary interest in the
          Company, and thus to create in such persons an increased interest in and and a greater concern for the welfare of the Company and any parent corporation or subsidiary corporation thereof.

          3.   Amendment of Section 3.
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          (a)  The first sentence of Section 3 of the Plan shall be amended to read in its entirety as follows:

               Subject to the adjustments provided in Section 7, the maximum aggregate number of shares of common stock of the Company which may be granted for all purposes under the Plan shall be 202,962.14 shares.

          4.   Adoption of the Plan.  The Company hereby expressly adopts and
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assumes all of the rights, liabilities and obligations of Associated under the
Plan.

          5.   Effect on the Plan.  All references in the Plan to "this Plan"
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and the "Plan" and all phrases of like import shall refer to the Plan as amended by this Amendment. The terms "hereof," "herein," "hereby" and phrases of like import, as used in the Plan, shall refer to the Plan as amended by this Amendment. Except as amended hereby, the Plan shall remain in full force and effect.


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          IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

                                      UNITED STATIONERS INC.


                                      By:_______________________________________
                                         Thomas W. Sturgess,
                                         Chairman of the Board